                                                                    EXHIBIT 10.1

                                                                       EXECUTION

                           AMERICAN HOMEPATIENT, INC.

                           FIRST AMENDMENT TO FOURTH
                     AMENDED AND RESTATED CREDIT AGREEMENT


                 This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 29, 1998 and entered into by and among American HomePatient, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each a "BANK" and collectively, the "BANKS"), and Bankers Trust Company, as agent for the Banks (in such capacity, the "AGENT"), and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of December 19, 1997 (the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, the Borrower and the Banks desire to amend certain of the terms and provisions of the Credit Agreement as set forth below;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND PRINCIPLES OF
CONSTRUCTION.

         A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                 "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures by the Borrower and its Subsidiaries during that period for fixed or capital assets (including, without limitation, expenditures for product development and maintenance and repairs that should be capitalized in accordance with generally accepted accounting principles consistently applied and including capitalized lease obligations).



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                 "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an
         amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated EBITDA, (b) any repayments of principal received by the Borrower or any of its Subsidiaries in respect of any loans and advances made by the Borrower or any of its Subsidiaries under Section 8.05(iii), and (c) the decrease, if any, in Consolidated Working Capital from the first day to the last day of such period (excluding, however, any such decrease to the extent attributable to asset write-downs and/or write-offs referred to in clause (iv) of the definition of Consolidated EBIT) minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures, including any Consolidated Capital Expenditures made by the Borrower and its Subsidiaries during such period to acquire assets in Acquisitions permitted under Section 8.02(v) (in each case net of any proceeds of any related financings with respect thereto), (c) equity investments made by the Borrower and its Subsidiaries during such period under Section 8.05(vii), (d) loans and advances made by the Borrower and its Subsidiaries to Joint Ventures during such period under Section 8.05(iii), (e) Consolidated Interest Expense (excluding, however, any interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs)), (f) the provision for current taxes based on income of the Borrower and its Subsidiaries and payable in cash with respect to such period, and (g) the increase, if any, in Consolidated Working Capital from the first day to the last day of such period.

                 "CONSOLIDATED WORKING CAPITAL" means, as at any date of determination, the excess (or deficit) of (i) the total assets of the Borrower and its Subsidiaries on a consolidated basis which may properly be classified as current assets in accordance with generally accepted accounting principles consistently applied (excluding Cash and Cash Equivalents) over (ii) the total liabilities of the Borrower and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in accordance with generally accepted accounting principles consistently applied (excluding the current portions of long-term Indebtedness and capital leases).

                  "FIRST AMENDMENT" means that certain to Fourth Amended and Restated Credit Agreement dated as of October 29, 1998 by and among the Borrower, the Banks and the Agent.

                  "FIRST AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the First Amendment.

         B. Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Applicable Base Margin" in its entirety as follows:






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                 "APPLICABLE BASE MARGIN" means (i) as of any date of
         determination prior to July 1, 1999, a percentage per annum equal to 2.50%, and (ii) as of any date of determination on or after July 1, 1999, a percentage per annum as shown in the table set forth below, in each case determined with reference to the Leverage Ratio then in effect; provided that, for purposes of this clause (ii) if the Borrower has failed to provide a Margin Rate Determination Certificate within the most recent period set forth in Section 7.01(j), the Leverage Ratio for purposes of determining the Applicable Base Margin shall be deemed to be 5.00:1.00 until such time as the Borrower next delivers a Margin Rate Determination Certificate establishing a Leverage Ratio of less than 5.00:1.00.

                 Applicable Base Margin Commencing July 1, 1999:


                     -----------------------------------------
                      LEVERAGE RATIO                APPLICABLE
                           (X)                     BASE MARGIN
                     -----------------------------------------
                         x < 3.00                     1.00%
                     -----------------------------------------
                     3.00 <= x < 3.50                 1.25%
                     -----------------------------------------
                     3.50 <= x < 4.00                 1.50%
                     -----------------------------------------
                     4.00 <= x < 5.00                 1.75%
                     -----------------------------------------
                        5.00 <= x                     2.50%
                     -----------------------------------------

         C. Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Applicable Eurodollar Margin" in its entirety as follows:

                 "APPLICABLE EURODOLLAR MARGIN" means (i) as of any date of determination prior to July 1, 1999, a percentage per annum equal to 3.25%, and (ii) as of any date of determination on or after July 1, 1999, a percentage per annum as shown in the table set forth below, in each case determined with reference to the Leverage Ratio then in effect; provided that, for purposes of this clause (ii) if the Borrower has failed to provide a Margin Rate Determination Certificate within the most recent period set forth in Section 7.01(j), the Leverage Ratio for purposes of determining the Applicable Eurodollar Margin shall be deemed to be 5.00:1.00 until such time as the Borrower next delivers a Margin Rate Determination Certificate establishing a Leverage Ratio of less than 5.00:1.00.

                 Applicable Eurodollar Margin Commencing July 1, 1999:






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                     -----------------------------------------
                      LEVERAGE RATIO                APPLICABLE
                           (X)                      EURODOLLAR
                                                      MARGIN
                     -----------------------------------------
                         x < 3.00                     1.75%
                     -----------------------------------------
                     3.00 <= x < 3.50                 2.00%
                     -----------------------------------------
                     3.50 <= x < 4.00                 2.25%
                     -----------------------------------------
                     4.00 <= x < 5.00                 2.50%
                     -----------------------------------------
                        5.00 <= x                     3.25%
                     -----------------------------------------

         D. Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Commitment Fee Percentage" in its entirety as follows:

         "COMMITMENT FEE PERCENTAGE" means, as of any date of determination, a percentage per annum equal to 0.50%.

         E. Section 1.01 of the Credit Agreement is hereby further amended by deleting the word "and" immediately before clause (iii) of the definition of "Consolidated EBIT" and by adding a new clause (iv) at the end of such definition as follows:

                 ", and (iv) certain one-time restructuring or similar charges and related asset write-downs and/or write-offs, in each case taken or recorded during the fiscal quarter of the Borrower ending September 30, 1998, in an aggregate amount not to exceed $15,250,000 (after giving effect to the reversal into income of $4,000,000 of excess restructuring charges referred to in the immediately preceding clause
         (iii))."

         F. Section 1.01 of the Credit Agreement is hereby further amended by restating the definition of "Margin Rate Determination Certificate" in its entirety as follows:

                 "MARGIN RATE DETERMINATION CERTIFICATE" means an Officers' Certificate of the Borrower setting forth in reasonable detail the Total Debt and the Consolidated Adjusted EBITDA as of the date on which such Officers' Certificate is delivered pursuant to Section 7.01(j) with the financial statements required pursuant to Section 7.01(a) or 7.01(b).

         G. Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Qualified High-Yield Debt" in its entirety.

         H. Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Qualified High-Yield Offering" in its entirety.





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         1.2 AMENDMENTS TO SECTION 2: AMOUNT AND TERMS OF CREDIT.

         A. THE REVOLVING LOANS. Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the reference therein to "$325,000,000" and replacing it with "$285,000,000" and (ii) deleting subparagraph (ii) of the second paragraph thereof in its entirety and substituting the following therefor:

         "(ii) In no event shall the Total Utilization of Revolving Loan Commitments exceed (A) at any time prior to April 1, 1999, the lesser of (1) $265,000,000 or (2) the Total Revolving Loan Commitments then in effect, and (B) at any time from and after April 1, 1999, the Total Revolving Loan Commitments then in effect."

         B. THE SWING LINE LOANS. Section 2.02(a) of the Credit Agreement is hereby amended by deleting subparagraph (i) of the second paragraph thereof in its entirety and substituting the following therefor:

         "(i) in no event shall the Total Utilization of Revolving Loan Commitments exceed (A) at any time prior to April 1, 1999, the lesser of (1) $265,000,000 or (2) the Total Revolving Loan Commitments then in effect, and (B) at any time from and after April 1, 1999, the Total Revolving Loan Commitments then in effect; and".

         C. INTEREST ON THE LOANS. The last paragraph of Section 2.06(a)(ii) of the Credit Agreement is hereby amended by deleting said paragraph in its entirety and substituting the following therefor:


                 "From and after July 1, 1999, upon delivery of any Margin Rate Determination Certificate by the Borrower to the Agent pursuant to
         Section 7.01(j), the Applicable Base Margin and the Applicable Eurodollar Margin shall automatically be adjusted in accordance with the Leverage Ratio set forth therein, such adjustment to become effective on the Business Day next succeeding the Business Day on which the Agent received such Margin Rate Determination Certificate.

                 Anything contained in this Agreement or any of the other Credit Documents to the contrary notwithstanding, to the extent that the Applicable Base Margin and/or the Applicable Eurodollar Margin used in calculating the amount of interest paid or accrued in respect of any outstanding Loans during the period (the "RETROACTIVE PRICING PERIOD") from and including September 30, 1998 to and including the First Amendment Effective Date would have been greater if the Effective Date had been September 30, 1998, (A) such increase in the Applicable Base Margin and/or the Applicable Eurodollar Margin shall be applied retroactively so as to give effect to such increase commencing on September 30, 1998 with respect to all Loans outstanding at





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         any time during the Retroactive Pricing Period, and (B) to the extent that the Borrower has made any interest payments during the Retroactive Pricing Period in respect of any outstanding Loans, the Borrower shall pay to the Agent on the Effective Date, for distribution in accordance with the first paragraph of Section 4.04(c) to the Banks to which such interest payments were so made, an aggregate amount equal to the additional interest payable in respect of such Loans as a result of the application of the immediately preceding clause (A)."

         D. LETTERS OF CREDIT. Section 2.10(a) of the Credit Agreement is hereby amended by deleting subparagraph (i) of the first paragraph thereof in its entirety and substituting the following therefor:

         "(i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed (A) at any time prior to April 1, 1999, the lesser of (1) $265,000,000 or (2) the Total Revolving Loan Commitments then in effect, and (B) at any time from and after April 1, 1999, the Total Revolving Loan Commitments then in effect; or"


         1.3 AMENDMENTS TO SECTION 4: PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; PAYMENTS.

         A. MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS.

         (i) Section 4.02(c)(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                 " (I) Prepayments and Reductions Due to Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow in excess of $500,000 for any Fiscal Year (commencing with Fiscal Year 1998), the Borrower shall, no later than 90 days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 75% of the entire amount of such Consolidated Excess Cash Flow. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to this Section 4.02(c)(i), the Borrower shall deliver to Agent an Officers' Certificate demonstrating the calculation of the Consolidated Excess Cash Flow that gave rise to such prepayment and/or reduction. In the event that the Borrower shall subsequently determine that the actual Consolidated Excess Cash Flow was greater than the amount set forth in such Officers' Certificate, the Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in





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                 an amount equal to the amount of such excess, and the Borrower shall concurrently therewith deliver to Agent an Officers' Certificate demonstrating the derivation of the additional Consolidated Excess Cash Flow resulting in such excess."

         (ii) Section 4.02(c)(ii) of the Credit Agreement is hereby amended by deleting the phrases "Other Than in Connection With a Qualified High-Yield Offering" and "(other than pursuant to a Qualified High-Yield Offering)" contained therein.

         (iii) Section 4.03(b) of the Credit Agreement is hereby amended by deleting the phrase "pursuant to Section 4.02(c)(ii)" contained in such Section and substituting therefor the phrase "pursuant to Section 4.02(c)(i) or Section 4.02(c)(ii)".

         (iv) Section 4.03(c) of the Credit Agreement is hereby amended by restating said Section in its entirety as follows:

                 "(C) APPLICATION OF CERTAIN MANDATORY PREPAYMENTS OF TERM LOANS. Any mandatory prepayments of the Term Loans pursuant to Section 4.02(c)(i) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in Section 4.01 in forward order of maturity. Any mandatory prepayments of the Term Loans pursuant to
         Section 4.02(c)(ii) shall be applied to reduce the scheduled installments of principal of the Term Loans in Section 4.01 on a pro rata basis in accordance with the respective outstanding principal amounts thereof."







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



         1.4 AMENDMENTS TO SECTION 7: AFFIRMATIVE COVENANTS.

         A. INFORMATION COVENANTS.

         (i) Section 7.01 of the Credit Agreement is hereby amended by deleting the reference to "February 15, 1998" contained in paragraph (d) thereof and substituting a reference to "February 15, 2000" therefor.

         (ii) Section 7.01 of the Credit Agreement is hereby further amended by restating paragraph (j) thereof in its entirety as follows:

                  "(J) MARGIN RATE DETERMINATION CERTIFICATE. From and after July 1, 1999, concurrently with the delivery of the financial statements required under Sections 7.01(a) and (b), the Borrower shall deliver a Margin Rate Determination Certificate."

         (iii) Section 7.01 of the Credit Agreement is hereby further amended by
(a) relettering existing paragraph "(l)" as paragraph "(m)" and (b) adding the following new paragraph (l) thereto:

         "(L) MONTHLY FINANCIAL STATEMENTS AND ACCOUNTS RECEIVABLE INFORMATION. Within 45 days after the end of each calendar month, (i) the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of operations and statements of cash flows for such month and for the elapsed portion of the Fiscal Year ended with the last day of such month, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower, subject to normal year-end audit adjustments, (ii) a performance report, in a form reasonably satisfactory to the Banks, comparing the actual results of operations, financial position and cash flows for such month and for the elapsed portion of the Fiscal Year ended with the last day of such month to those forecasted in the Performance Plan and stating the reasons for any variance between such actual and forecasted results of operations, financial position and cash flows and explanations for any such variances that are adverse to the Borrower or any of its Subsidiaries, (iii) a narrative report, in the form prepared for presentation to senior management, describing the operations of the Borrower and its Subsidiaries (including placements of oxygen concentrators) for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, and (iv) an Accounts Receivable report consisting of (a) detailed Accounts Receivable agings and (b) bad debt expense analysis."

         B. FURTHER ASSURANCES; NEW SUBSIDIARIES.

         (i) Section 7.11 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (a) thereof:





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         "Without limiting the generality of the foregoing, from and after the
          Effective Date, the Borrower shall promptly take all such actions, and shall promptly provide the Agent with all such information, as the Agent may reasonably request in order to (i) enable the Agent to perform an audit of the Collateral for the purpose of confirming that the Agent has a valid and perfected security interest in all personal and mixed property of the Borrower and its Subsidiaries and (ii) create, perfect and/or continue the Agent's security interest in any such property to the extent necessary to effect fully the purposes of this Agreement and the other Credit Documents."

         (ii) Section 7.11(b) of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                 "(B) In the event a Person becomes a Subsidiary of the Borrower (other than as a Joint Venture) after the Effective Date, the Borrower shall, within 10 Business Days of such event, cause such Subsidiary to execute and deliver the Subsidiary Guaranty, the Subsidiary Pledge Agreement, a Subsidiary Partnership Security Agreement, the Subsidiary Security Agreement, Collection Bank Agreements and the Subsidiary Trademark Security Agreement, in each case together with such other agreements, pledges, assignments, documents and certificates (including, without limitation, any amendments to the Credit Documents) as may be necessary or desirable or as the Agent may request and do such other acts and things as the Agent reasonably may request in order to have such domestic Subsidiary guaranty and/or secure the Obligations and effect fully the purposes of this Agreement and the other Credit Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Credit Documents."

         C. MANAGEMENT CONSULTANT. Section 7 of the Credit Agreement is hereby amended by adding the following new Section 7.13 at the end thereof:

                 "7.13 MANAGEMENT CONSULTANT. Promptly upon the request of the Required Banks, which may be delivered to the Borrower at any time during the period from and including January 1, 1999 through and including June 30, 1999, the Borrower shall engage a management consultant selected by the Borrower and approved by the Required Banks; provided that (i) the scope, duration and other terms of such engagement (including terms relating to the free and timely sharing of information by such management consultant with the Borrower and the Banks) shall be mutually agreeable to the Borrower and the Required Banks and (ii) the Borrower and such management consultant shall enter into a confidentiality and exclusivity agreement on terms mutually agreeable to the Borrower and the Required Banks."






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         1.5 AMENDMENTS TO SECTION 8: NEGATIVE COVENANTS.

         A. CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. Section 8.02(v) of the Credit Agreement is hereby amended by restating it in its entirety as follows:

                 "(v) the Borrower and its Wholly-Owned Subsidiaries may (without regard to the limitations set forth in Section 8.07) acquire property and assets of other Persons (including any assets or property acquired in any Acquisition) provided that the aggregate consideration paid by the Borrower or such Subsidiaries consisting of cash or any assets of the Borrower or such Subsidiaries (excluding any common stock of the Borrower and the proceeds of any Divestiture but including the principal amount of any Indebtedness described in Section 8.04(xii) incurred in connection with such Acquisition and the principal amount of any loans made to the applicable seller in connection with such Acquisition in accordance with Section 8.05(xi)) shall not, without the prior written consent of the Required Banks, exceed (if valued at fair market value at the time of such Acquisition, as reasonably determined by the board of directors of the Person making such Acquisition) $7,000,000 in the aggregate over any twelve-month period commencing with the Effective Date (including in such calculation any consideration paid by the Borrower to acquire any Joint Venture) when added to the aggregate amount of all investments made pursuant to
         Section 8.05(vii) in such twelve-month period; provided further that the ratio of Total Debt to Consolidated Adjusted EBITDA shall be in compliance with the requirement of Section 8.08, in each case calculated on a pro forma basis to give effect to such Acquisition; provided further, that if such acquisition of property and assets is an acquisition of stock, then such acquisition shall, except with respect to Joint Ventures, result in the ownership by the Borrower or a Wholly-Owned Subsidiary of a majority interest in the capital stock of the entity whose stock is being acquired;"

         B. INDEBTEDNESS. Section 8.04 of the Credit Agreement is hereby amended by deleting clause (xviii) thereof in its entirety.

         C. ADVANCES, INVESTMENTS AND LOANS. Section 8.05 of the Credit Agreement is hereby amended by deleting the reference to "$10,000,000" in clause
(iii) therein and substituting "$15,000,000" therefor.

         D. CAPITAL EXPENDITURES. Section 8.07 of the Credit Agreement is hereby amended by restating it in its entirety as follows:


                          "8.07 CAPITAL EXPENDITURES. Except for Consolidated
                 Capital Expenditures made by the Borrower and its Subsidiaries during any Fiscal Year to acquire assets in Acquisitions permitted under Section 8.02(v), the Borrower will not, and will not permit any of its Subsidiaries to, make Consolidated Capital Expenditures during any Fiscal Year set forth below in an aggregate





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                 amount in excess of the correlative amount set forth below opposite such Fiscal Year:



                    FISCAL YEAR                           AMOUNT
                       1998                             $35,000,000
                    -----------------------------------------------
                       1999                             $35,000,000
                    -----------------------------------------------
                       2000                             $35,000,000
                    -----------------------------------------------
                       2001                             $35,000,000
                    -----------------------------------------------
                       2002                             $35,000,000 "
                    -----------------------------------------------

         E. LEVERAGE RATIO. Section 8.08 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

         "LEVERAGE RATIO. The Borrower shall not permit the ratio of (i) Total Debt to (ii) Consolidated Adjusted EBITDA for any consecutive four-fiscal quarter period ending as of the last day of any fiscal quarter of the Borrower set forth below to be more than the correlative amount set forth below:


                   FISCAL QUARTER                              LEVERAGE RATIO
                   ----------------------------------------------------------
                      1998 FQ3                                    4.25:1.00
                   ----------------------------------------------------------
                      1998 FQ4                                    4.75:1.00
                   ----------------------------------------------------------
                      1999 FQ1                                    5.30:1.00
                   ----------------------------------------------------------
                      1999 FQ2                                    5.85:1.00
                   ----------------------------------------------------------
                      1999 FQ3                                    5.80:1.00
                   ----------------------------------------------------------
                      1999 FQ4                                    5.70:1.00
                   ----------------------------------------------------------
                      2000 FQ1                                    5.60:1.00
                   ----------------------------------------------------------
                      2000 FQ2                                    5.45:1.00
                   ----------------------------------------------------------
                      2000 FQ3                                    5.25:1.00
                   ----------------------------------------------------------
                      2000 FQ4                                    4.80:1.00
                   ----------------------------------------------------------
                      2001 FQ1                                    4.60:1.00
                   ----------------------------------------------------------






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



                   FISCAL QUARTER                              LEVERAGE RATIO
                   ----------------------------------------------------------
                      2001 FQ2                                    4.50:1.00
                   ----------------------------------------------------------
                      2001 FQ3                                    4.40:1.00
                   ----------------------------------------------------------
                      2001 FQ4                                    4.20:1.00
                   ----------------------------------------------------------
                      2002 FQ1                                    4.20:1.00
                   ----------------------------------------------------------
                      2002 FQ2                                    4.10:1.00
                   ----------------------------------------------------------
                      2002 FQ3                                    4.10:1.00
                   ----------------------------------------------------------
                      2002 FQ4                                    4.00:1.00
                   ----------------------------------------------------------


         F. MINIMUM INTEREST COVERAGE RATIO. Section 8.10 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

         "MINIMUM INTEREST COVERAGE RATIO. The Borrower shall not permit the ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries to (ii) Consolidated Interest Expense for any consecutive four-fiscal quarter period ending as of the last day of any fiscal quarter of the Borrower set forth below to be less than the correlative amount set forth below:


                   FISCAL QUARTER                             MINIMUM INTEREST
                                                               COVERAGE RATIO
                   ----------------------------------------------------------
                      1998 FQ3                                    3.45:1.00
                   ----------------------------------------------------------
                      1998 FQ4                                    2.75:1.00
                   ----------------------------------------------------------
                      1999 FQ1                                    2.30:1.00
                   ----------------------------------------------------------
                      1999 FQ2                                    1.90:1.00
                   ----------------------------------------------------------
                      1999 FQ3                                    1.85:1.00
                   ----------------------------------------------------------
                      1999 FQ4                                    1.85:1.00
                   ----------------------------------------------------------
                      2000 FQ1                                    1.90:1.00
                   ----------------------------------------------------------
                      2000 FQ2                                    2.10:1.00
                   ----------------------------------------------------------
                      2000 FQ3                                    2.20:1.00
                   ----------------------------------------------------------
                      2000 FQ4                                    2.40:1.00
                   ----------------------------------------------------------
                      2001 FQ1                                    2.40:1.00
                   ----------------------------------------------------------






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



                   FISCAL QUARTER                             MINIMUM INTEREST
                                                               COVERAGE RATIO
                   ----------------------------------------------------------
                      2001 FQ2                                    2.40:1.00
                   ----------------------------------------------------------
                      2001 FQ3                                    2.60:1.00
                   ----------------------------------------------------------
                      2001 FQ4                                    2.80:1.00
                   ----------------------------------------------------------
                      2002 FQ1                                    2.80:1.00
                   ----------------------------------------------------------
                      2002 FQ2                                    2.90:1.00
                   ----------------------------------------------------------
                      2002 FQ3                                    3.00:1.00
                   ----------------------------------------------------------
                      2002 FQ4                                    3.15:1.00
                   ----------------------------------------------------------


         G. LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ETC.

         (i) Section 8.11 of the Credit Agreement is hereby amended by deleting the phrase "(x) any Qualified High-Yield Debt or (y) any other" from clause (i) contained therein and substituting therefor the word "any".
         (ii) Section 8.11 of the Credit Agreement is hereby further amended by
(a) deleting clause (iii) contained therein in its entirety and (b) renumbering existing clause (iv) thereof as clause (iii).

         H. COLLECTION BANK AGREEMENTS. Section 8.16 of the Credit Agreement is hereby amended by deleting the phrase "Prior to the consummation of a Qualified High-Yield Offering, the" contained therein and substituting therefor the word "The".

         I. MINIMUM CONSOLIDATED EBITDA. Section 8 of the Credit Agreement is hereby further amended by adding a new Section 8.17 at the end thereof as follows:

         "8.17 MINIMUM CONSOLIDATED EBITDA. The Borrower shall not permit Consolidated EBITDA for any fiscal quarter of the Borrower set forth below to be less than the correlative amount indicated:


                   FISCAL QUARTER                           MINIMUM CONSOLIDATED
                                                                   EBITDA
                   ----------------------------------------------------------
                      1998 FQ3                                   $13,400,000
                   ----------------------------------------------------------

                   FISCAL QUARTER                           MINIMUM CONSOLIDATED
                                                                   EBITDA
                   ----------------------------------------------------------
                      1998 FQ4                                   $14,000,000
                   ----------------------------------------------------------
                      1999 FQ1                                   $12,750,000
                   ----------------------------------------------------------
                      1999 FQ2                                   $14,000,000
                   ----------------------------------------------------------
                      1999 FQ3                                   $14,250,000
                   ----------------------------------------------------------
                      1999 FQ4                                   $15,500,000
                   ----------------------------------------------------------
                      2000 FQ1                                   $15,500,000
                   ----------------------------------------------------------
                      2000 FQ2                                   $16,000,000
                   ----------------------------------------------------------
                      2000 FQ3                                   $17,000,000
                   ----------------------------------------------------------
                      2000 FQ4                                   $18,000,000
                   ----------------------------------------------------------
                      2001 FQ1                                   $18,000,000
                   ----------------------------------------------------------
                      2001 FQ2                                   $18,500,000
                   ----------------------------------------------------------
                      2001 FQ3                                   $18,500,000
                   ----------------------------------------------------------
                      2001 FQ4                                   $19,500,000
                   ----------------------------------------------------------
                      2002 FQ1                                   $19,500,000
                   ----------------------------------------------------------
                      2002 FQ2                                   $19,500,000
                   ----------------------------------------------------------
                      2002 FQ3                                   $20,000,000
                   ----------------------------------------------------------
                      2002 FQ4                                   $21,000,000
                   ----------------------------------------------------------


         1.6 AMENDMENTS TO SECTION 10: THE AGENT.

         A. RELEASE OF COLLATERAL. Section 10.10 of the Credit Agreement is hereby amended by deleting paragraph (b) contained therein in its entirety.

         1.7 AMENDMENTS TO SECTION 11: MISCELLANEOUS.

         A. CALCULATIONS; COMPUTATIONS. Section 11.08 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

         "; provided, further that, without limiting the generality of the foregoing proviso, in no event shall the Borrower change the Accounts Receivable reserve policies applied by the Borrower for purposes of such computations without the consent of the Required Banks."

         1.8 SUBSTITUTION OF SCHEDULE 1.01(A): PRO RATA SHARES, REVOLVING COMMITMENTS. Schedule 1.01(a) to the Credit Agreement is hereby amended by deleting said Schedule 1.01(a) in its entirety and substituting in place thereof a new Schedule 1.01(a) in the form of Annex I to this Amendment.


SECTION 2. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment EFFECTIVE DATE"):

         A. On or before the First Amendment Effective Date, the Borrower shall deliver to the Banks (or to Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

                  1. A certificate, dated the First Amendment Effective Date, signed by the President or Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower, in form and substance satisfactory to the Agent, certifying that the Certificate of Incorporation and the By-Laws of the Borrower were delivered to the Agent pursuant to the Credit Agreement and that there has been no change in such Certificate of Incorporation or such By-laws since the date of such delivery;

                  2. A good standing certificate for the Borrower from the Secretary of State of the State of Delaware, dated a recent date prior to the First Amendment Effective Date;

                  3. Resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance of this Amendment, signed by the President or Vice President of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower; and

                  4. Signature and incumbency certificates of the officers of the Borrower executing this Amendment.

         B. The Banks and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Harwell Howard Hyne Gabbert & Manner, P.C., counsel for the Borrower, in form and substance reasonably satisfactory to

Agent and its counsel, dated as of the Effective Date, with respect to the enforceability of the Amended Agreement (as hereinafter defined) and as to such other matters as Agent acting on behalf of the Banks may reasonably request.

         C. The Borrower shall have delivered to the Agent an Officers' Certificate, dated as of the First Amendment Effective Date, to the effect that the Borrower and each of its Subsidiaries have executed and delivered to the Agent (or will so execute and deliver within 15 days after the First Amendment Effective Date) substantially all of the applicable Credit Documents required to be executed and delivered by the Borrower or such Subsidiary pursuant to Section
7.11 of the Credit Agreement or any comparable provision of the Prior Credit Agreement.

         D. On or before the First Amendment Effective Date, the Borrower shall have delivered to the Agent a performance plan for Fiscal Year 1999 which shall satisfy the requirements for a Performance Plan under Section 7.01(d) of the Credit Agreement.

         E. On or before the First Amendment Effective Date, the Borrower shall have delivered to the Agent, for distribution to each Bank which has approved this Amendment on or before October 30, 1998, a non-refundable amendment fee equal to 1/4 of 1% of the sum of the outstanding Term Loan of such Bank plus the Revolving Loan Commitment of such Bank as set forth on Annex I hereto.

SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Borrower.

         C. NO CONFLICT. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries except for such approvals or consents which will be obtained on or before the First Amendment Effective Date (as hereinafter defined).

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of the Amended Agreement and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. All representations and warranties of the Borrower or any of its Subsidiaries contained in the Credit Documents are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (i) The Borrower hereby agrees and confirms that on and after the First Amendment Effective Date each Credit Document and all collateral encumbered thereby shall continue to secure to the fullest extent possible the payment and performance of all "Secured Obligations" (as defined in each applicable Credit Document), including without limitation the payment and performance of all such "Secured Obligations" in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

                  (ii) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (iii) The Borrower acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, and are hereby ratified and confirmed, and that all of its respective obligations thereunder shall be valid and enforceable and shall not be impaired, limited or otherwise affected by the execution, delivery or effectiveness of this Amendment or any future amendment or modification of the Amended Agreement.

                  (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Bank under, the Credit Agreement or any of the other Credit Documents.

         B. FEES AND EXPENSES. The Borrower acknowledges that all reasonable costs, fees and expenses incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Agent and the Required Banks and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.




                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                    AMERICAN HOMEPATIENT, INC.,
                                    a Delaware corporation



                                    By: /s/
                                        ----------------------------------------
                                        Name:  Mary Ellen Rodgers
                                        Title: Sr. Vice Pres., CFO, CAO

                                    BANKERS TRUST COMPANY,
                                    Individually and as the Agent



                                    By: /s/
                                        ----------------------------------------
                                        Name: Mary Jo Jolly
                                        Title: Assistant Vice President

                                    ABN AMRO BANK, N.V.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    AMSOUTH BANK



                                    By: /s/
                                        ----------------------------------------
                                        Name: Cathy M. Wind
                                        Title: V.P.

                                    BANK OF AMERICA, N.T. & S.A.



                                    By: /s/
                                        ----------------------------------------
                                        Name: J. Gregory Seibly
                                        Title: Vice President

                                    BANK OF MONTREAL



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    FIRST UNION NATIONAL BANK
                                    (formerly Corestates Bank, N.A.)


                                    By: /s/
                                        ----------------------------------------
                                        Name: Elizabeth D. Morris
                                        Title: Vice President

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/
                                        ----------------------------------------
                                        Name: Samuel M. Ballesteros
                                        Title: Senior Vice-President

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    PNC BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    COOPERATIEVE CENTRALE RAIFFESEN -
                                    BOERENLEENBANK, B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                    By: /s/
                                        ----------------------------------------
                                        Name: W. Jeffrey Vollack
                                        Title: SVP


                                    By: /s/
                                        ----------------------------------------
                                        Name: Alistair Turnbull
                                        Title: VP

                                    THE SAKURA BANK, LIMITED


                                    By: /s/
                                        ----------------------------------------
                                        Name: Yoshikazu Nagura
                                        Title: Vice President

                                    SUNTRUST BANK, NASHVILLE, N.A.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: /s/
                                        ----------------------------------------
                                        Name:   Lynn E. Vine
                                        Title:  Vice President

                                    UBS AG, NEW YORK BRANCH

                                    By: /s/
                                        ----------------------------------------
                                        Name: Leo L. Baltz
                                        Title: Director

                                        /s/
                                        ----------------------------------------
                                        Name: Eduardo Salazar
                                        Title: Executive Director

                                    NATIONSBANK, N.A.


                                    By: /s/
                                        ----------------------------------------
                                        Name: J. Gregory Seibly
                                        Title: Vice President

                                      ANNEX
                     BANKS' COMMITMENTS AND PRO RATA SHARES


                                                                                                                     PRO RATA
                                                                                                                 (FOR PURPOSES OF
                                                      SHARE (RE:                                                CLAUSE (III) OF THE
                                                      REVOLVING                   PRO RATA SHARE                 DEFINITION OF THE
                                    REVOLVING LOAN      LOAN        TERM LOAN     (RE: TERM LOAN      TOTAL        TERM "PRO RATA
                                      COMMITMENT     COMMITMENT)    COMMITMENT       COMMITMENT)    COMMITMENT         SHARE")
                                     ------------  --------------   -----------   --------------   ------------    --------------
BANKERS TRUST COMPANY                $ 26,362,500    9.250000000%   $ 6,937,500     9.250000000%   $ 33,300,000      9.250000000%
ABN AMRO BANK, N.V.                  $ 19,237,500    6.750000000%   $ 5,062,500     6.750000000%     24,300,000      6.750000000%
AMSOUTH BANK OF ALABAMA              $ 24,937,500    8.750000000%   $ 6,562,500     8.750000000%     31,500,000      8.750000000%
BANK OF AMERICA/NATIONSBANK, N.A.    $ 49,875,000   17.500000000%   $13,125,000    17.500000000%     63,000,000     17.500000000%
BANK OF MONTREAL                     $ 17,812,500    6.250000000%   $ 4,687,500     6.250000000%     22,500,000      6.250000000%
THE FIRST NATIONAL BANK OF CHICAGO   $ 10,687,500    3.750000000%   $ 2,812,500     3.750000000%     13,500,000      3.750000000%
FIRST AMERICAN NATIONAL BANK         $ 10,687,500    3.750000000%   $ 2,812,500     3.750000000%     13,500,000      3.750000000%
FIRST UNION NATIONAL BANK            $ 17,812,500    6.250000000%   $ 4,687,500     6.250000000%     22,500,000      6.250000000%
THE FUJI BANK, LIMITED               $ 10,687,500    3.750000000%   $ 2,812,500     3.750000000%     13,500,000      3.750000000%
PNC BANK, KENTUCKY, INC.             $ 23,512,500    8.250000000%   $ 6,187,500     8.250000000%     29,700,000      8.250000000%
COOPERATIEVE CENTRALE RAIFFEISEN-
   BOERENLEENBANK, B.A."RABOBANK
   NEDERLAND", NEW YORK              $ 23,512,500    8.250000000%   $ 6,187,500     8.250000000%     29,700,000      8.250000000%

THE SAKURA BANK, LIMITED             $  3,562,500    1.250000000%   $   937,500     1.250000000%      4,500,000      1.250000000%
SUNTRUST BANK, NASHVILLE, N.A.       $ 24,937,500    8.750000000%   $ 6,562,500     8.750000000%     31,500,000      8.750000000%
UNION BANK OF SWITZERLAND            $ 10,687,500    3.750000000%   $ 2,812,500     3.750000000%     13,500,000      3.750000000%
UNION BANK OF CALIFORNIA, N.A.       $ 10,687,500    3.750000000%   $ 2,812,500     3.750000000%     13,500,000      3.750000000%
                                     ------------  --------------   -----------   --------------   ------------    --------------
                                     $285,000,000  100.000000000%   $75,000,000   100.000000000%   $360,000,000    100.000000000%
                                     ============  ==============   ===========   ==============   ============    ==============